Pursuant to Rule 497(e)

Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

SunAmerica International Small-Cap Fund

Supplement dated November 12, 2009, to the Prospectus

dated January 28, 2009, as supplemented and amended to date

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of its investment advisory and asset management business (the “Transaction”) to Bridge Partners, L.P. (“Bridge Partners”), a partnership formed by Pacific Century Group, a Hong Kong-based private investment firm. The entities being sold include AIG’s existing licensed investment adviser companies that manage investments of institutional and retail clients across a variety of strategies, including private equity, hedge fund of funds, listed equity and certain fixed income investment management businesses, including AIG Global Investment Corp. (“AIGGIC”), the current subadviser to the SunAmerica International Equity Fund (“International Equity Fund”) and SunAmerica International Small-Cap Fund (“International Small-Cap Fund”) (each of the International Equity Fund and International Small-Cap Fund shall be referred to herein individually as a “Fund” and collectively as the “Funds”). Prior to the closing of the Transaction, AIGGIC will be merged with and into a Delaware limited liability company (the surviving entity, PineBridge Investments LLC, being referred to herein as “PineBridge”). As part of the Transaction, AIG will cause the indirect transfer of PineBridge to Bridge Partners. PineBridge, as successor to AIGGIC, will remain a registered investment adviser pursuant to the Investment Advisers Act of 1940. The Transaction is expected to close in December 2009, and is subject to the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing. Upon the closing of the Transaction, the existing subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”) and AIGGIC with respect to the Funds (the “Current Subadvisory Agreement”) will terminate.

In advance of the termination of the Current Subadvisory Agreement, the Board of Trustees (the “Board”) of SunAmerica Equity Funds, at a meeting held on November 9, 2009, appointed PineBridge, as the successor to AIGGIC, to serve as subadviser to the Funds, pursuant to a new subadvisory agreement between SunAmerica and PineBridge (the “PineBridge Subadvisory Agreement”) with respect to each Fund, subject to approval by each Fund’s shareholders.

The Board also approved an interim subadvisory agreement between SunAmerica and PineBridge (the “Interim PineBridge Subadvisory Agreement”) with respect to each Fund, that will go into effect upon the closing of the Transaction, and will remain in effect for 150 days from its effective date or until the PineBridge Subadvisory Agreement is approved by such Fund’s shareholders, whichever is earlier. Pursuant to both the PineBridge Subadvisory Agreement and the Interim PineBridge Subadvisory Agreement, SunAmerica will pay PineBridge a subadvisory fee equal to the subadvisory fee that is currently paid to AIGGIC under the Current Subadvisory Agreement.

At this same meeting, the Board also recommended that a special meeting of shareholders be convened so that shareholders of the International Equity Fund can vote on a proposal to approve the operation of the Fund in a manner consistent with the Fund’s exemptive order from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions (the “Manager of Managers Proposal”).

On February 16, 2010, each Fund expects to convene a special meeting of shareholders with respect to the proposal to approve the PineBridge Subadvisory Agreement and, with respect to the International Equity Fund, the Manager of Managers Proposal. Shareholders of record as of December 14, 2009 will receive proxy materials describing the PineBridge Subadvisory Agreement and the Manager of Managers Proposal in greater detail.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP4_EFPRO_1-09